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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2001
       ------------------------------------------------------------------

                                   Alloy, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                      0-26023                   04-3310676
   ------------------------------------------------------------------------
   (State or other             (Commission                 (IRS Employer
   jurisdiction of             File Number)              Identification No.)
                              incorporation)

           151 West 26th Street, 11th Floor, New York, New York 10001
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 244-4307


Item 5.  Other Events.

         On November 1, 2001, the Registrant issued a press release relating to the sale in a private placement of an aggregate of 2,575,000 shares of the Registrant's common stock, $.01 par value per share (the "Common Stock"). The full text of that press release is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

99.1     Press Release dated November 1, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ALLOY, INC.
                                                     ------------
                                                     (Registrant)


Date:   November 6, 2001                             /s/ Samuel A. Gradess
                                                     ---------------------

                                                     Samuel A. Gradess
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit                                                       Sequential
Number       Description                                     Page Number
             -----------                                     -----------

99.1         Press Release dated November 1, 2001                 4


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